UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 14, 2007 (August 8, 2007)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 8, 2007, the Company issued a press release announcing its intent to offer $500 million of the Company’s existing 2.500% Contingent Convertible Senior Notes due 2037. On August 8, 2007, the Company also issued a press release announcing the pricing of such notes. The press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 8.01 Other Events.

On August 8, 2007, Chesapeake Energy Corporation (the “Company”) entered into an Underwriting Agreement with Deutsche Bank Securities Inc. relating to the public offering of $500 million principal amount of the Company’s 2.500% Contingent Convertible Senior Notes due 2037 (the "Notes"). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

The offering was made pursuant to a registration statement on Form S-3 (No. 333-142720) of the Company and its guarantor subsidiaries. The registration statement was automatically effective upon filing on May 8, 2007. A definitive prospectus supplement dated August 8, 2007 to the base prospectus dated May 8, 2007 forming a part of the registration statement was filed on August 9, 2007 with the SEC under Rule 424(b)(2) of the Securities Act of 1933, as amended. Certain opinions related to such registration statement and the offering are filed as exhibits to this Current Report on Form 8-K.

The Notes were issued on August 14, 2007 under an Indenture dated as of May 15, 2007 among the Company, certain of the Company's subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as trustee, as supplemented by the Supplemental Indenture dated as of August 7, 2007. The Indenture, as supplemented, and the form of the Notes are incorporated by reference herein as Exhibits 4.1 and 4.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description
1.1	Underwriting Agreement dated as of August 8, 2007 by and among Chesapeake Energy Corporation, its guarantor subsidiaries and Deutsche Bank Securities Inc.

4.1

Indenture dated as of May 15, 2007 among Chesapeake Energy Corporation, as Issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Trust Company, N.A., as Trustee, with respect to 2.500% Contingent Convertible Senior Notes due 2037. Incorporated herein by reference to Exhibit 4.1 to the Company’s current report on Form 8-K dated May 15, 2007. First Supplemental Indenture dated as of August 7, 2007. Incorporated herein by reference to Exhibit 4.16.1 to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2007.

4.2	Form of 2.500% Contingent Convertible Senior Note due 2037, included in the Indenture filed as Exhibit 4.1 hereto.

5.1	Opinion Letter of Bracewell & Giuliani LLP

5.2	Opinion Letter of Commercial Law Group, P.C.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Commercial Law Group, P.C. (included in Exhibit 5.2 hereto)

99.1	Chesapeake Energy Corporation Press Release dated August 8, 2007 announcing offering of additional 2.500% Contingent Convertible Senior Notes due 2037

99.2	Chesapeake Energy Corporation Press Release dated August 8, 2007 announcing pricing of additional 2.500% Contingent Convertible Senior Notes due 2037

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:	August 14, 2007

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement dated as of August 8, 2007 by and among Chesapeake Energy Corporation, its guarantor subsidiaries and Deutsche Bank Securities Inc.

4.1

Indenture dated as of May 15, 2007 among Chesapeake Energy Corporation, as Issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Trust Company, N.A., as Trustee, with respect to 2.500% Contingent Convertible Senior Notes due 2037. Incorporated herein by reference to Exhibit 4.1 to the Company’s current report on Form 8-K dated May 15, 2007. First Supplemental Indenture dated as of August 7, 2007. Incorporated herein by reference to Exhibit 4.16.1 to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2007.

4.2	Form of 2.500% Contingent Convertible Senior Note due 2037, included in the Indenture filed as Exhibit 4.1 hereto.

5.1	Opinion Letter of Bracewell & Giuliani LLP

5.2	Opinion Letter of Commercial Law Group, P.C.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Commercial Law Group, P.C. (included in Exhibit 5.2 hereto)

99.1	Chesapeake Energy Corporation Press Release dated August 8, 2007 announcing offering of additional 2.500% Contingent Convertible Senior Notes due 2037

99.2	Chesapeake Energy Corporation Press Release dated August 8, 2007 announcing pricing of additional 2.500% Contingent Convertible Senior Notes due 2037

5